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                                SCHEDULE 14A/A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO. 1    )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

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/ /  Preliminary Proxy Statement         / /  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
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                             OGLEBAY NORTON COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:________
     (2) Aggregate number of securities to which transaction applies:___________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________
     (4) Proposed maximum aggregate value of transaction:_______________________
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:________________________________________________
     (2) Form, Schedule or Registration Statement No.:__________________________
     (3) Filing Party:__________________________________________________________
     (4) Date Filed:____________________________________________________________

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                               OGLEBAY NORTON COMPANY

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    P        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 1995
    R
    O    At the Annual Meeting of Stockholders of Oglebay Norton Company to
    X    be held on April 26, 1995, in Suite 1200, 1100 Superior Avenue,
    Y Cleveland, Ohio 44114, and at any adjournment thereof, Brent D. Baird, R. Thomas Green, Jr. and Herbert S. Richey, and each of them, with full power of substitution, are hereby authorized to represent me and to vote my shares on the following:

         1. Electing three directors of the class whose terms will expire in 1998. The nominees of the Board of Directors are: Malvin E.
            Bank, William G. Bares and John D. Weil. Instruction: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) on the line adjacent to the voting box for Proposal 1 on the reverse side of this proxy.

         2. Approval of the Oglebay Norton Director Stock Plan ("Director Stock Plan"). Instruction: Please check whether your shares are to be voted for or against, approval of the Director Stock Plan, or whether you elect to abstain by marking your choice in the appropriate box for Proposal 2 on the reverse side of this proxy.

         3. Any other business which may properly come before the meeting and all adjournments thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDERS SIGNING ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED AND FOR PROPOSAL 2.
                                                                SEE REVERSE
                                                                   SIDE

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/X/     PLEASE MARK YOUR                                                                                SHARES IN YOUR NAME
        VOTES AS IN THIS
        EXAMPLE.

                FOR               WITHHELD                         FOR       AGAINST     ABSTAIN
1. Election of  / /                 / /      2. Approval of the    / /        / /          / /             CHANGE OF ADDRESS:
   Directors                                    Oglebay Norton                                     Please indicate change of address
   (see reverse)                                Company Direc-                                             and check box below:
                                                tor Stock Plan                                   ___________________________________
For, except vote withheld from the following nominee(s):                                         ___________________________________
_________________________________________________________                                        ___________________________________
                                                                                                 ___________________________________
                                                                Change                               PLEASE SIGN, DATE AND RETURN
                                                                  of    / /                            THIS PROXY FORM PROMPTLY
                                                                Address

SIGNATURE(S) _____________________________________________________________________  DATE __________________________


SIGNATURE(S) _____________________________________________________________________  DATE __________________________
NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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